Exhibit No. 99

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                                          WFMBS MORTGAGE LOAN POOL
                                     10-YEAR THROUGH 15-YEAR FIXED RATE
                                    NON-RELOCATION/RELOCATION MORTGAGES
                                            WFMBS SERIES 2003-12
                                      REVISED POOL PROFILE (8/6/2003)

                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $400,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Oct-03
     INTEREST RATE RANGE                                          4.375-6.125
     GROSS WAC                                                         4.950%            (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                               1 bps
     WAM (in months)                                                      178                (+/- 2 month)

     WALTV                                                                55%                (maximum +5%)

     CALIFORNIA %                                                         50%                (maximum 50%)

     AVERAGE LOAN BALANCE                                            $504,000           (maximum $525,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,500,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 15%               (maximum  +5%)

     PRIMARY RESIDENCE %                                                  96%                (minimum -5%)

     SINGLE-FAMILY DETACHED %                                             95%                (minimum -5%)

     FULL DOCUMENTATION %                                                 52%                (minimum -5%)

     UNINSURED > 80% LTV %                                              0.02%                (maximum +1%)

     WA FICO                                                              741                (minimum -10)



               THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                  MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                      SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.
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                                          WFMBS MORTGAGE LOAN POOL
                                     10-YEAR THROUGH 15-YEAR FIXED RATE
                                    NON-RELOCATION/RELOCATION MORTGAGES
                                            WFMBS SERIES 2003-12
                                      REVISED POOL PROFILE (8/6/2003)
                                            PRICING INFORMATION
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
     RATING AGENCIES                                              TBD by Wells Fargo

     PASS THRU RATE                                                            4.75%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      2.86%

     PRICING DATE                                                                TBD

     FINAL STRUCTURE DUE DATE                                              10-Oct-03                9:00 AM

     SETTLEMENT DATE                                                       30-Oct-03

     ASSUMED SUB LEVELS                                                          AAA          1.250%
                                                                                  AA            TBD
                                                                                   A            TBD
                                                                                 BBB            TBD
                                                                                  BB            TBD
                                                                                   B            TBD

                                                      Note: AAA Class will be rated by two rating agencies.
                                                   AA through B Classes will be rated by one rating agency.



WFASC SECURITIZATION PROGRAM AS FOLLOWS:
    1)  ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
    2)  CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
    3)  SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
    4)  WELLS FARGO BANK MINNESOTA, N.A. WILL ACT AS CUSTODIAN.
    5)  NO FLOATING RATE INTEREST-ONLY STRIPS WILL BE DESCRIBED AS FIXED RATE (NORMALIZED I/O'S)
* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-11. THE PRINCIPAL ONLY CERTIFICATE
CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                               Brad Davis (301) 846-8009
                                                             Mike Miller (301) 815-6397
                                                             Gretchen Markley (301) 846-8356
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                                           WFASC DENOMINATION POLICY
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                                                           MINIMUM
                                                         DENOMINATION          PHYSICAL         BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                        (1)(4)          CERTIFICATES       CERTIFICATES
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
Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS, Non-complex
components (subject to reasonable
prepayment support)                                      $  25,000             Allowed            Allowed

Companion classes for PAC, TAC,
Scheduled Classes                                        $ 100,000             Allowed            Allowed

Inverse Floater (Including Leveraged),
PO, Subclasses of the Class A that
provide credit protection to the Class
A, Complex multi-component certificates                  $ 100,000             Allowed            Allowed

Notional and Nominal Face IO                                 (2)               Allowed            Allowed

Residual Certificates                                        (3)               Required         Not Allowed

All other types of Class A Certificates                      (5)                 (5)                (5)



CLASS B (Investment Grade)                               $ 100,000             Allowed            Allowed

CLASS B (Non-Investment Grade)                           $ 250,000             Required         Not Allowed

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(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3) 100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue
    Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5) Underwriter must obtain WFASC's approval.
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